SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 29, 2004

                               ENDWAVE CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                       000-31635              95-4333817
(State or other jurisdiction of          (Commission          (I.R.S. Employer
incorporation or organization)           File Number)        Identification No.)

                               776 Palomar Avenue
                               Sunnyvale, CA 94085
           (Address of principal executive offices including zip code)

       Registrant's telephone number, including area code: (408) 522-3100


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.

99.1  Press Release, dated April 29, 2004.

Item 12. Results of Operations and Financial Condition.

      On April 29, 2004, Endwave Corporation (the "Company") announced via press release the Company's results for its first quarter ended March 31, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

      The information in this Current Report on From 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ENDWAVE CORPORATION

Dated: April 29, 2004                         By: /s/ JULIANNE M. BIAGINI
                                                  -----------------------------
                                                      Julianne M. Biagini
                                              Title:  Senior Vice President and
                                                      Chief Financial Officer


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INDEX TO EXHIBITS

Exhibit
Number           Description
-------          -----------
99.1             Press Release, dated April 29, 2004